UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2020

THE HOME DEPOT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2455 Paces Ferry Road, Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

(770) 433-8211

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value Per Share	HD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 15, 2020, The Home Depot, Inc., a Delaware corporation (the “Company”), Coronado Acquisition Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and HD Supply Holdings, Inc., a Delaware corporation (“HD Supply”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, the Company has agreed to cause Merger Sub to commence a tender offer (as it may be extended, amended or supplemented from time to time, the “Offer”) to purchase any and all of the outstanding shares of common stock, par value $0.01 per share, of HD Supply (the “Shares”), at a price of $56.00 per Share (the “Offer Price”), net to the holder thereof, in cash, without interest thereon.

Following the consummation of the Offer, Merger Sub will merge with and into HD Supply (the “Merger”) in accordance with the Merger Agreement and Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), and HD Supply will survive the Merger as a wholly owned subsidiary of the Company. At the effective time of the Merger (the “Effective Time”), each Share that is not tendered and accepted pursuant to the Offer (other than Shares owned by the Company, Merger Sub or HD Supply, or by any of their respective direct or indirect wholly owned subsidiaries, and Shares held by stockholders of HD Supply who are entitled to demand and who have properly and validly demanded their statutory rights of appraisal in compliance with Section 262 of the DGCL) will be automatically converted into the right to receive the Offer Price, net to the holder thereof, in cash, without interest thereon.

The board of directors of HD Supply (the “HD Supply Board”) has approved the Merger Agreement and determined that the Offer, the Merger and the other transactions contemplated by the Merger Agreement are advisable and fair to the stockholders of HD Supply and in the best interests of HD Supply, and has recommended that the stockholders of HD Supply accept the Offer and tender their Shares to Merger Sub pursuant to the Offer.

The obligation of Merger Sub to purchase Shares tendered in the Offer is subject to customary closing conditions, including, among other things, (i) that at the expiration of the Offer a simple majority of all of the outstanding Shares (determined on a fully diluted basis, which assumes conversion or exercise of all derivative securities regardless of the conversion or exercise price, the vesting schedule or other terms and conditions thereof) be validly tendered and not withdrawn in accordance with the terms of the Offer (the “Minimum Condition”) and (ii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

The Merger Agreement includes representations, warranties and covenants of the parties customary for a transaction of this nature. Among them, HD Supply has agreed to conduct its operations in the ordinary course during the period between the execution of the Merger Agreement and the Effective Time. Pursuant to the “no-shop” provisions in the Merger Agreement, HD Supply has also agreed to customary “no-shop” restrictions on its and its representatives’ ability to solicit, discuss or negotiate alternative acquisition proposals from third parties, subject to exceptions for acquisition proposals that the HD Supply Board determines in good faith constitutes or could reasonably be expected to result in a “Superior Proposal” (as defined in the Merger Agreement) (the “No-Shop Provisions”).

The Merger Agreement also includes customary termination rights for both the Company and HD Supply, including, among others, the right to terminate in the event the closing of the Offer has not occurred on or before August 15, 2021 (the “Outside Date”), provided that the Outside Date will be automatically extended to November 15, 2021 if the closing conditions regarding the HSR Act have not been met as of August 15, 2021. In addition, HD Supply has agreed to pay the Company a termination fee of $275,000,000 in cash upon termination of the Merger Agreement under certain specified circumstances, including, among others, (i) in order for HD Supply to enter into an alternative transaction for a Superior Proposal, (ii) a change in the HD Supply Board’s recommendation that HD Supply’s stockholders tender their Shares in the Offer or (iii) a material and deliberate breach by HD Supply of the No-Shop Provisions.

Under the terms of the Merger Agreement, immediately prior to the Effective Time, each then-outstanding HD Supply equity or equity-based award will be automatically converted into the right to receive the Offer Price (less the applicable exercise price per Share with respect to HD Supply stock options), without any interest thereon and less any required withholding taxes.

The foregoing description of the Merger Agreement and the transactions contemplated thereby as set forth in this Item 1.01 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and stockholders with information regarding its terms and is not intended to provide any factual information about the Company, HD Supply or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by the Company’s stockholders or other security holders, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by the Company’s stockholders or other security holders. The Company’s stockholders or other security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or circumstances of the Company, HD Supply or Merger Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or HD Supply’s public disclosures.

Additional Information and Where to Find It

The tender offer referenced herein has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that the Company and Merger Sub will file with the SEC. The solicitation and offer to buy HD Supply stock will only be made pursuant to an Offer to Purchase and related tender offer materials. At the time the tender offer is commenced, the Company and Merger Sub will file a tender offer statement on Schedule TO and thereafter HD Supply will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. HD SUPPLY STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF HD SUPPLY SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of HD Supply stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting the information agent for the tender offer that will be named in the tender offer materials. Copies of the documents filed with the SEC by HD Supply will be available free of charge on HD Supply’s internet website at https://ir.hdsupply.com/investors or by contacting HD Supply’s Investor Relations Department at (770) 852-9100. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at https://ir.homedepot.com/ or by contacting the Company’s Investor Relations Department at (770) 384-2871.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, the Company and HD Supply each file annual, quarterly and current reports and other information with the SEC. The Company and HD Supply’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein constitute “forward-looking statements” as defined in the federal securities laws. Forward-looking statements may relate to, among other things, the proposed acquisition of HD Supply that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements (the “potential acquisition”); statements about the potential benefits of the potential acquisition; HD Supply’s plans, objectives, expectations and intentions; the anticipated timing of closing of the potential acquisition (including failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as to how many of HD Supply’s stockholders will tender their shares in Offer and the possibility that the potential acquisition does not close; risks related to the ability to realize the anticipated benefits of the potential acquisition, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the potential acquisition making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the potential acquisition on the market price of our or HD Supply’s common stock, credit ratings or operating results; significant costs associated with the potential acquisition; unknown liabilities; the risk of litigation and/or regulatory actions related to the potential acquisition; the impact on our business, operations and financial results of the COVID-19 pandemic (which, among other things, may affect many of the items listed below); the demand for our products and services; net sales growth; comparable sales; effects of competition; implementation of store, interconnected retail, supply chain and technology initiatives; inventory and in-stock positions; state of the economy; state of the housing and home improvement markets; state of the credit markets, including mortgages, home equity loans and consumer credit; impact of tariffs; issues related to the payment methods we accept; demand for credit offerings; management of relationships with our associates, suppliers and vendors; international trade disputes, natural disasters, public health issues (including pandemics and related quarantines, shelter-in-place and other governmental orders, and similar restrictions), and other business interruptions that could disrupt supply or delivery of, or demand for, the Company’s products or services; continuation of share repurchase programs; net earnings performance; earnings per share; dividend targets; capital allocation and expenditures; liquidity; return on invested capital; expense leverage; stock-based compensation expense; commodity price inflation and deflation; the ability to issue debt on terms and at rates acceptable to us; the impact and expected outcome of investigations, inquiries, claims and litigation; the effect of accounting charges; the effect of adopting certain accounting standards; the impact of regulatory changes; store openings and closures; guidance for fiscal 2020 and beyond; financial outlook; and the integration of acquired companies into our organization and the ability to recognize the anticipated synergies and benefits of those acquisitions. Forward-looking statements are based on currently available information and our current assumptions, expectations and projections about future events. You should not rely on our forward-looking statements. These statements are not guarantees of future performance and are subject to future events, risks and uncertainties - many of which are beyond our control, dependent on the actions of third parties, or are currently unknown to us - as well as potentially inaccurate assumptions that could cause actual results to differ materially from our expectations and projections. These risks and uncertainties include, but are not limited to, those described in Item 1A, “Risk Factors,” and elsewhere in our Annual Report on Form 10-K for our fiscal year ended February 2, 2020 and our Quarterly Report on Form 10-Q for the fiscal quarter ended August 2, 2020.

Forward-looking statements speak only as of the date they are made, and we do not undertake to update these statements other than as required by law. You are advised, however, to review any further disclosures we make on related subjects in our periodic filings with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of November 15, 2020, by and among The Home Depot, Inc., Coronado Acquisition Sub Inc. and HD Supply Holdings, Inc.*

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

Date: November 18, 2020	By:	/s/ Richard V. McPhail
	Name:	Richard V. McPhail
	Title:	Executive Vice President and Chief Financial Officer

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